SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported): March 30, 2000


                           CANADIAN GENERAL CAPITAL
               (Exact name of Registrant as Specified in Charter)

      Delaware                  1-14218              13-7083556
      ---------------           --------------       ----------------
      (State or other           (Commission          (IRS Employer
      jurisdiction of           File Number)         Identification No.)
      organization)


c/o The Bank of New York,  As Administrative Trustee
101 Barclay Street
New York, New York                                     10286
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               Zip


Registrant's   telephone   number,   including  area  code:   (212)815-3200


                                       N/A
         (Former Name or Former Address if Changed Since Last Report)

Item 1.    Changes in Control of Registrant
           --------------------------------
           Not applicable.

Item 2.    Acquisition or Disposition of Assets
           ------------------------------------
           Not Applicable.

Item 3.    Bankruptcy or Receivership
           --------------------------
           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------
           Not applicable.

Item 5.    Other Events.
           -------------

     1. Receipt of $2,281,455.31 of interest on Canadian General Issuance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 30, 2000.

     2. Payment of $2,281,455,31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 30, 2000.

Item 6.     Resignation of Registrant's Directors.
            --------------------------------------
           Not applicable.

Item 7.    Financial  Statements, Pro Forma Financial Information and Exhibits.

           (a)  Not applicable.
           (b)  Not applicable.
           (c)  Exhibits.

           1. Administrative Trustee's Report in respect of (i) receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 30, 2000 and
(ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 30, 2000.

Item 8.    Change in Fiscal Year.
           ----------------------
           Not applicable.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CANADIAN GENERAL CAPITAL
                                (Registrant)

                                     By: THE BANK OF NEW YORK
                                         as Administrative Trustee

                                        By:/s/Luis Perez
                                           ---------------------------------
                                            Luis Perez
                                            Assistant Vice President

Dated:     April 12, 2000

                               EXHIBIT INDEX

Exhibit                                                                     Page

  99      Administrative Trustee's Report in respect of (i) receipt          5
          of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 30, 2000 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 30, 2000.

                                                                 EXHIBIT 99

                          CANADIAN GENERAL CAPITAL

            CASH TRANSACTIONS - ADMINISTRATIVE TRUSTEE'S REPORT


3/30/00  Receipt of Interest on Canadian General Insurance         $2,281,455.31
         Group Limited 9.125% Subordinated Debentures due
         March 31, 2026

3/30/00  Funds disbursed to Holders of Canadian General Trust      $2,281,455.31
         Originated Preferred Securities and Common Stock

Dated:     April 12, 2000


                                     By: THE BANK OF NEW YORK
                                         as Administrative Trustee

                                        By:/s/Luis Perez
                                           ---------------------------------
                                            Luis Perez
                                            Assistant Vice President